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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-11 Indenture dated as of December 30, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-11)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

    CALIFORNIA                        333-117187               33-0705301
    ----------                        ----------              -----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                 File Number)         Identification No.)


1401 Dove Street
Newport Beach, California                                         92660
-------------------------                                         -----
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.

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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
           ---------------------------------------------------

          For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:


                     Exhibit No.             Description
                     -----------             -----------
                     3.1                     Amended and Restated Trust
                                             Agreement, dated as of December 30,
                                             2004, among IMH Assets Corp., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and Wells
                                             Fargo Bank, N.A., as Certificate
                                             Registrar and Certificate Paying
                                             Agent, Collateralized Asset-Backed
                                             Bonds, Series 2004-11.

                     Exhibit No.             Description
                     -----------             -----------
                     4.1                     Indenture, dated as of December 30,
                                             2004, between Impac CMB Trust
                                             Series 2004-11 as Issuer and Wells
                                             Fargo Bank, N.A., as Indenture
                                             Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2004-11.
                                             (In accordance with Rule 202 of
                                             Regulation S-T, Exhibit B, the
                                             Mortgage Loan Schedule, is being
                                             filed in paper pursuant to a
                                             continuing hardship exemption.)

                     Exhibit No.             Description
                     -----------             -----------
                     99.1                    Servicing Agreement, dated as of
                                             December 30, 2004, between Impac
                                             Funding Corporation, as Master
                                             Servicer, Impac CMB Trust Series
                                             2004-11, as Issuer and Wells Fargo
                                             Bank, N.A., as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2004-11. (In accordance with
                                             Rule 202 of Regulation S-T, Exhibit
                                             A, the Mortgage Loan Schedule, is
                                             being filed in paper pursuant to a
                                             continuing hardship exemption.)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                IMH ASSETS CORP.



                                                By: /s/ Richard J. Johnson
                                                    ----------------------------
                                                Name:  Richard J. Johnson
                                                Title: EVP, CFO



Dated: January 14, 2004

                                  EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------
3.1                            Amended and Restated Trust Agreement, dated as of
                               December 30, 2004, among IMH Assets Corp., as
                               Depositor, Wilmington Trust Company, as Owner
                               Trustee and Wells Fargo Bank, N.A., as
                               Certificate Registrar and Certificate Paying
                               Agent, Collateralized Asset-Backed Bonds, Series
                               2004-11.

4.1 Indenture dated as of December 30, 2004, between Impac CMB Trust Series 2004-11, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-11. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of December 30, 2004, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2004-11, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-11. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)